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                              ALLMERICA INVESTMENT TRUST
                                 SUPPLEMENT EFFECTIVE
                                   AUGUST 15, 1997
                           TO PROSPECTUS DATED MAY 1, 1997

The third paragraph under "What are the Investment Objectives and Policies?" is amended to read:

    The Fund's investment objective and investment policies are not fundamental and may be changed without shareholder approval.

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The following is included under "Investment Policies" in the section entitled
"What are the Investment Objectives and Policies?" for the Money Market Fund:

    The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign securities (not including its investments in American
    Depositary Receipts).

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The following is included under "Investment Policies" in the section entitled
"What are the Investment Objectives and Policies?" for the Money Market Fund:

    The Fund may invest up to 10% of its net assets in securities which are illiquid because they are not readily marketable.

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The following is inserted at the end of the section entitled "Certain Investment
Strategies and Policies":

FOREIGN SECURITIES

Investments in foreign markets involve substantial risks typically not associated with investing in the U.S. which should be considered carefully by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potentially adverse changes in tax and exchange control regulations, and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks.
The Money Market Fund may invest only in U.S. dollar denominated foreign securities. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign securities exchanges generally are subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets.

Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.


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The Fund's investments may include ADRs. For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and generally will bear lower transaction charges. The Fund may invest in both sponsored and unsponsored ADRs.

RESTRICTED SECURITIES

The Fund also may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, the Fund will not invest more than 10% of its assets in restricted securities (and other securities deemed to be illiquid) unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.
The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be responsible ultimately for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will monitor carefully the Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, the Fund might not be able to sell these securities when its Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available.
Therefore, judgment at times may play a greater role in valuing these securities than in the case of unrestricted securities.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES

The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-backed securities. The Fund will not invest more than 20% of its total assets in asset-backed securities.

The Fund also may invest in mortgage-backed securities which are debt obligations secured by real estate loans and pools of loans on single family homes, multi-family homes, mobile homes, and in some cases, commercial properties. The Fund may acquire securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency such as Ginnie Mae, Fannie Mae, and Freddie Mac.

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Mortgage-backed securities are in most cases "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yields of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages that underlie securities purchased at a premium could result in losses.

The Fund also may invest in multiple class securities issued by U.S. government agencies and instrumentalities such as Fannie Mae, Freddie Mac, and Ginnie Mae, including guaranteed collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates, when consistent with the Fund's investment objective, policies, and limitations. A CMO is a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payment on underlying collateral to different series or classes of obligations. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, Freddie Mac, and Ginnie Mae are types of multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds currently do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac, or Ginnie Mae guaranteed mortgage pass-through certificates. The obligations of Fannie Mae, Freddie Mac, or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac, or Ginnie Mae, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are available otherwise.

For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCS"). PCS represent undivided interests in specified residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCS, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCS referred to as "Gold PCS."

Ginnie Mae REMIC Certificates guarantee the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes). This Ginnie Mae guarantee is backed by the full faith and credit of the United States of America.

REMIC Certificates issued by Fannie Mae, Freddie Mac, and Ginnie Mae are treated as U.S. government securities for purposes of investment policies. There can be no assurance that the United States Government will continue to provide financial support to Fannie Mae, Freddie Mac, or Ginnie Mae in the future.

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STRIPPED MORTGAGE-BACKED SECURITIES

The Fund may invest in stripped mortgage-backed securities ("SMBS"). SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on a IO class is extremely sensitive to the rate of principal payments (including prepayment on the related underlying mortgage assets), and a rapid rate of principal payments may have a material, adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully their initial investment in these securities even if the security is in one of the highest rating categories. Certain SMBS may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities. The market value of the PO class generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets generally are higher than prevailing market yields in other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be recouped fully. The Sub-Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain hedging techniques.

STAND-BY COMMITMENTS

Under a stand-by commitment, a dealer agrees to purchase from the Fund, at the Fund's option, specified securities at a specified price. Stand-by commitments are exercisable by the Fund at any time before the maturity of the underlying security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities which are acquired subject to the commitment.

Where the Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

The Fund will enter into stand-by commitments only with banks and broker-dealers which present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Sub-Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining the Fund's net asset value.

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